UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 13, 2010

THE DOW CHEMICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-3433	38-1285128
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

2030 DOW CENTER, MIDLAND, MICHIGAN 48674

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 989-636-1000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of The Dow Chemical Company (the “Company”) was held on May 13, 2010. There were 1,151,907,966 shares of common stock entitled to be voted, and 990,815,499 shares present in person or by proxy, at the Annual Meeting.

Six items of business were acted upon by stockholders at the Annual Meeting, including three stockholder proposals. The voting results are as follows:

1.	Election of Directors.

Stockholders elected all of the Company’s nominees for Director for one-year terms expiring on the date of the Annual Meeting in 2011.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Arnold A. Allemang	831,600,956	30,862,048	8,780,534	119,571,960
Jacqueline K. Barton	806,214,155	56,135,675	8,893,708	119,571,960
James A. Bell	804,665,890	57,082,522	9,495,126	119,571,960
Jeff M. Fettig	804,947,699	56,730,338	9,565,501	119,571,960
Barbara H. Franklin	817,435,767	44,522,693	9,285,078	119,571,960
John B. Hess	763,550,928	99,283,321	9,409,289	119,571,960
Andrew N. Liveris	806,684,427	56,565,247	7,993,864	119,571,960
Paul Polman	804,758,108	56,755,037	9,730,393	119,571,960
Dennis H. Reilley	811,937,183	49,724,386	9,581,969	119,571,960
James M. Ringler	769,814,321	91,648,386	9,780,831	119,571,960
Ruth G. Shaw	802,892,646	59,047,856	9,303,036	119,571,960
Paul G. Stern	803,773,472	58,042,031	9,428,035	119,571,960

2.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2010.

Stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2010.

Votes For	Votes Against	Abstentions	Broker Non-Votes
967,253,241	16,679,930	6,882,328	—

3.	Amendment of the Restated Certificate of Incorporation regarding special stockholder meetings.

Stockholders approved the amendment of the Company’s Restated Certificate of Incorporation to reduce to 25% the percentage of voting power required for stockholders to call a special meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
964,976,814	16,633,810	9,204,875	—

4.	Stockholder proposal on environmental remediation in the Midland area.

Stockholders did not approve a stockholder proposal on environmental remediation in the Midland area.

Votes For	Votes Against	Abstentions	Broker Non-Votes
67,782,905	625,083,961	178,376,672	119,571,960

5.	Stockholder proposal on executive stock retention.

Stockholders did not approve a stockholder proposal on executive stock retention.

Votes For	Votes Against	Abstentions	Broker Non-Votes
221,104,787	638,150,803	11,987,948	119,571,960

6.	Stockholder proposal on executive compensation.

Stockholders did not approve a stockholder proposal on executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
320,208,271	481,001,072	70,034,195	119,571,960

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DOW CHEMICAL COMPANY

Registrant

Date: May 14, 2010

/s/ RONALD C. EDMONDS
Ronald C. Edmonds
Vice President and Controller